Dreyfus
GNMA Fund, Inc.
ANNUAL REPORT April 30, 2001



(reg.tm)





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The  views  expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(PAGE)

                                 Contents
                                 THE FUND
--------------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

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                                                                       The Fund
                                                                        Dreyfus
                                                                GNMA Fund, Inc.
LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus GNMA Fund, Inc., covering the 12-month period from May 1, 2000 through April 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

High quality bonds generally provided attractive returns over the 12-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds such as U.S. Treasury and U.S. Government agency securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these same conditions hurt the performance of many credit-sensitive bonds, including high yield corporate securities.
In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001



(PAGE)

DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the 12-month period ended April 30, 2001, the fund achieved a total return of 11.22%, and paid income dividends of $0.8970 per share over the period.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), provided a 12.21% total return for the same period.(2) As of April 30, 2001, the fund's 30-day SEC yield was 6.25%.

We attribute the fund's performance relative to its benchmark to a slowing U.S. economy and declining interest rates. The fund and market also benefited from a "flight to quality" among investors fleeing a declining stock market for the relative safe haven of U.S. Government securities.

What is the fund's investment approach?

The  fund  invests primarily in Government National Mortgage Association ("GNMA"
or "Ginnie   Mae" ) securities.  The  remainder  may  be  allocated  to  other mortgage-related securities, including U.S. Government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since a sharp increase or decrease in this trend would adversely affect returns provided by the fund' s mortgage-backed holdings.
* OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S.

                                                                      The Fund


(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

  Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs"). Also within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.
* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors affected the fund's performance?

The fund was primarily influenced by the effects of a slowing economy and lower interest rates. As the economy slowed, the Federal Reserve Board (the "Fed") reduced its target for short-term interest rates by 200 basis points in four separate moves between January and April.

In  this  environment,  we  expected  housing activity to slow and mortgage loan
refinancing   activity  to  increase.  While  these  factors  usually  hurt  the performance of most mortgage-related securities, we managed those risks effectively. First, we increased the fund's average duration -- a measure of sensitivity to changing interest rates -- to a level that was longer than that of the Index. We did so by investing more heavily in GNMA securities with lower coupons (discount securities) . This positioning protected the fund from the brunt of the risks presented by the prepayment of underlying mortgages. Simply put, homeowners with lower mortgage rates are less likely to refinance when interest rates decline.

Second, we increased our holdings of GNMA securities and reduced our holdings of FNMA (Federal National Mortgage Association), FHLMC (Federal Home Loan Mortgage Corporation) and other agency securities. Most GNMA mortgages are issued to first-time

(PAGE)

homeowners who are generally less likely to refinance or otherwise prepay their mortgages. We also reduced the fund's holdings of U.S. Treasury securities later in the period, although we continued to hold inflation-protected U.S. Treasury securities as a hedge against inflationary pressures that may accompany an economic recovery. Finally, we modestly increased our holdings of commercial mortgage-backed securities and project loans, which provided attractive yields after underperforming the broad bond market in late 2000.

What is the fund's current strategy?

While we expect the Fed to reduce interest rates further at its May meeting, we believe short-term interest rates may be close to their lows. Modestly higher long-term rates appear to reflect investors' beliefs that an economic recovery may not be far off. While the fund' s current positioning is designed to anticipate these potential developments, we remain ready to change our strategy quickly as market conditions evolve.
May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The Fund

(PAGE)

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus GNMA Fund, Inc.
and the Lehman Brothers GNMA Index

--------------------------------------------------------------------------------
Average Annual Total Returns AS OF 4/30/01
                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
FUND                                                                           11.22%              6.47%             6.71%



((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GNMA FUND, INC.
(THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA
INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN GINNIE MAES AND ITS PERFORMANCE SHOWN IN THE LINE
GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE
INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET,
CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES. ALL ISSUES HAVE AT
LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100
MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.
THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND.
FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE
REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION
OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



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STATEMENT OF INVESTMENTS
April 30, 2001
                                                          Principal
Bonds and Notes--146.9%                                  Amount ($)       Value ($)
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies/
  Mortgage-Backed--111.9%
Government National Mortgage Association I:
  6.5%, 9/15/2008-3/15/2029                             56,292,391      57,254,015
  7%, 11/15/2022-12/15/2022                                265,478         269,707
  7.5%, 5/15/2002-11/15/2028                            98,739,845     101,676,448
  8%, 4/15/2008-12/15/2022                              38,776,695      40,466,274
  8.5%, 2/15/2006-12/15/2022                            25,056,199      26,451,594
  9%, 7/15/2001-12/15/2022                              22,009,523      23,544,259
  9.5%, 3/15/2018-11/15/2024                             4,014,672       4,429,306
                                                                       254,091,603

Government National Mortgage Association II:
  6%, 4/20/2030-9/20/2030                               24,176,640 a    24,449,838
  6.5%                                                 139,817,000 b   138,069,288
  7%                                                   100,082,000 b   100,769,563
  7%, 4/20/2024-11/20/2030                                 138,481         140,241
  7.375%, 2/20/2027                                        236,292 a       239,393
  7.5%                                                  94,524,000 b    96,354,930
  7.5%, 9/20/2030                                       57,436,965 h    58,639,120
  7.75%, 9/20/2027                                         205,700 a       209,043
  8%, 2/20/2034-4/20/2034                               18,779,900      19,366,771
  9%, 3/20/2016                                            841,942         898,504
  9.5%, 2/20/2016-2/20/2025                              1,210,582       1,326,361
  10.5%, 7/20/2013-9/20/2018                             1,170,578       1,301,943
                                                                       441,764,995
Government National Mortgage Association I,
  Graduated Payment Mortgage:
    10.25%, 9/15/2018                                       43,510          47,834
    10.75%, 3/15/2010-2/15/2016                             73,788          80,716
                                                                           128,550
Government National Mortgage Association II,
  Graduated Payment Mortgage,
    11.75%, 6/20/2015-1/20/2016                            147,693         167,721
Government National Mortgage Association I,
  Construction Loans,
    6.75%, 3/15/2040                                     8,373,700       8,269,029
Government National Mortgage Association I,
  Project Loans:
    6.3%, 11/15/2038                                    21,038,431      20,272,501
    6.315%, 10/15/2033                                   1,481,988       1,451,787
    6.355%, 8/15/2024                                    3,259,416       3,205,641
    6.36%, 2/15/2037                                    20,163,847      19,483,317
    6.375%, 10/15/2033-1/15/2034                        20,587,203      19,969,727
    6.38%, 9/15/2033                                     8,326,327       8,067,430
The Fund

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STATEMENT OF INVESTMENTS (CONTINUED)
                                                         Principal
BONDS AND NOTES (CONTINUED)                             Amount ($)        Value ($)
--------------------------------------------------------------------------------
U.S. Government Agencies/
  Mortgage-Backed (continued)
Government National Mortgage Association I,
  Project Loans (continued):
    6.41%, 8/15/2028                                     1,810,736       1,758,111
    6.5%, 12/15/2023-6/15/2040                          41,386,646      40,326,961
    6.55%, 7/15/2033                                     7,863,316       7,694,992
    6.6%, 9/15/2019-9/15/2030                            8,965,317       8,930,655
    6.625%, 6/15/2028-5/15/2033                         10,786,850      10,746,014
    6.75%, 10/15/2033-12/15/2033                         6,953,232       6,969,848
    6.875%, 5/15/2040                                    7,843,500       7,810,412
                                                                       156,687,396
Federal Home Loan Mortgage Corp.:
  Notes, 5.875%, 2011                                   34,000,000      32,860,898
  REMIC,
    Stripped Securities, Interest Only Class:
      Ser. 1583, Cl. ID, 7%, 2023                        5,059,464 c     1,090,972
      Ser. 1628, Cl. MA, 6.5%, 2022                      3,491,657 c       333,803
      Ser. 1829, Cl. I, 6.5%, 2017                       1,442,326 c        45,676
      Ser. 1882, Cl. PK, 7%, 2026                        3,181,482 c     1,040,536
      Ser. 1969, Cl. PI, 7%, 2009                        3,015,880 c       185,839
      Ser. 1998, Cl. PK, 7%, 2026                        9,830,234 c     1,732,134
      Ser. 2043, Cl. IE, 6.5%, 2023                     24,392,590 c     3,342,139
      Ser. 2048, Cl. PJ, 7%, 2028                        5,000,000 c     1,558,500
      Ser. 2065, Cl. PH, 6.5%, 2021                      3,970,753 c       475,647
                                                                        42,666,144
Federal National Mortgage Association:
  6.2%, 1/1/2011                                        18,352,853      18,209,471
  6.82%, 1/1/2028                                        3,484,990       3,451,332
  7.5%                                                  90,250,000 b    92,110,955
  Notes, 6.25%, 2011                                     1,252,000       1,243,554
  Stripped Securities, Interest Only Class:
    Ser. 1993-133, Cl. HA, 9.96%, 2022                      66,778 c     1,031,713
    Ser. 1996-55, Cl. PL, 7%, 2025                       3,875,872 c       445,725
    Ser. 1997-16, Cl. PJ, 7%, 2026                       6,395,165 c     1,156,587
    Ser. 1997-40, Cl. PI, 7%, 2027                      31,676,142 c     7,881,373
    Ser. 1997-84, Cl. PI, 6.5%, 2021                     2,414,201 c       426,082
    Ser. 1997-85, Cl. PI, 7%, 2018                      15,750,773 c     1,189,902
                                                                       127,146,694
Total U.S. Government Agencies/
  Mortgage-Backed                                                    1,030,922,132

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                                                         Principal
BONDS AND NOTES (CONTINUED)                             Amount ($)        Value ($)
--------------------------------------------------------------------------------
Asset-Backed Ctfs.--8.5%
ACLC Business Loan Receivables Trust,
  Ser. 1998-1, Cl. A-1, 6.435%, 2019                     7,874,668 d     7,970,640
Conseco Finance,
  Ser. 2000-D, Cl. A-3, 7.89%, 2018                      5,300,000       5,535,827
Equivantage Home Equity Loan Trust:
  Ser. 1996-2, Cl. A-4, 8.05%, 2027                      6,251,000       6,511,306
  Ser. 1997-1, Cl. A-4, 7.275%, 2028                     6,252,753       6,448,103
GMAC Mortgage Corp. Loan Trust,
  Ser. 2000-HE3, Cl. A-2, 7.17%, 2015                    5,000,000       5,145,545
Green Tree Home Improvement Loan Trust,
  Ser. 1997-A, Cl. HEA-6, 7.16%, 2028                   13,517,718      13,822,596
The Money Store Home Equity Trust:
  Ser. 1995-B, Cl. A-6, 7.5%, 2026                       8,000,000       8,255,648
  Ser. 1997-D, Cl. AF-7, 6.485%, 2038                    6,935,373       7,028,838
  Ser. 1998-B, Cl. AF-8, 6.11%, 2010                     5,400,000       5,444,977
Nomura Depositor Trust,
  Ser. 1998-ST1, Cl. A-3, 5.619%, 2003                   3,000,000 d,e   2,986,875
WFS Financial Owner Trust,
  Ser. 2000-D, Cl. A-4, 6.98%, 2008                      8,744,000       9,080,064
Total Asset-Backed Ctfs.                                                78,230,419
Commercial Mortgage Pass-Through Ctfs.--15.6%

CS First Boston Mortgage Securities,
  Ser. 1998-C1, Cl. C, 6.78% 2009                       18,274,000      18,256,769
Chase Manhattan Bank-First Union National Bank,
  Ser. 1999-1, Cl. A-1, 7.134%, 2007                    18,102,383      18,750,109
First Union National Bank Commerical Mortgage,
  Ser. 2000-C2, Cl. A-2, 7.202%, 2010                    9,308,000       9,694,864
GE Capital Commerical Mortgage,
  Ser. 2001-1, Cl. A-1, 6.079%, 2010                    16,656,000      16,702,637
GGP Ala Moana,
  Ser. 1999-C1, Cl. D, 6.152%, 2004                      4,500,000 d,e   4,500,000
Goldman Sachs Mortgage Securities II,
  Ser. 2001-LIB, Cl. A-2, 6.78%, 2030                   17,375,000      17,377,714
Heller Financial Commercial Mortgage Asset:
  Ser. 2000-PH1, Cl. A-2, 7.75%, 2009                    7,102,000       7,630,463
  Ser. 2000-PH1, Cl. C, 8.208%, 2010                     8,500,000 e     9,094,951
The Fund

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STATEMENT OF INVESTMENTS (CONTINUED)
                                                         Principal
BONDS AND NOTES (CONTINUED)                             Amount ($)        Value ($)
--------------------------------------------------------------------------------
Commercial Mortgage Pass-Through Ctfs. (continued)
Morgan (J.P.) Commercial Mortgage Finance,
  Ser. 2000-C10, Cl. C, 7.806%, 2032                    11,430,000 e    11,967,776
Office Portfolio Trust,
  Ser. 2001-HRPA, Cl. A-1, 6.151%, 2011                  8,876,215 d     8,840,155
PNC Mortgage Acceptance,
  Ser. 2000-C2, Cl. C, 7.64%, 2010                      11,000,000      11,419,375
Prudential Securities Secured Financing,
  Ser. 1999-C2, Cl. A-1, 6.955%, 2008                    9,084,810       9,424,842
Total Commercial Mortgage Pass-Through Ctfs.                           143,659,655
Residential Mortgage Pass-Through Ctfs.--5.3%
BA Mortgage Securities,
  Ser. 1998-2, Cl. 2B-1, 6.5%, 2013                        404,315         396,627
Bank of America Mortgage Securities:
  Ser. 2000-6, Cl. B-1, 7.75%, 2030                      7,030,512       7,170,630
  Ser. 2000-6, Cl. B-2, 7.75%, 2030                      2,244,226       2,262,361
Countrywide Home Loans:
  Ser. 2000-5, Cl. B-1, 7.75%, 2030                      7,461,333       7,522,173
  Ser. 2000-6, Cl. B-1, 7.75%, 2030                      5,687,553       5,685,775
  Ser. 2000-8, Cl. B-1, 7.5%, 2031                       5,483,521       5,418,405
GE Capital Mortgage Services:
  Ser. 1997-13, Cl. B-1, 6.75%, 2012                       426,841         427,731
  Ser. 1998-1, Cl. B-1, 6.75%, 2013                        858,482         853,422
  Ser. 1998-16, Cl. B-1, 6.5%, 2013                        553,091 541,586
  Ser. 1998-16, Cl. M, 6.5%, 2013                        1,659,274       1,640,844
Norwest Asset Securities:
  Ser. 1997-20, Cl. B-1, 6.75%, 2012                       866,399         862,181
  Ser. 1998-14, Cl. B-2, 6.5%, 2013                      1,308,796       1,288,913
Ocwen Residential MBS,
  Ser. 1998-R1, Cl. B-1, 7%, 2040                        5,706,939 d     5,433,185
PNC Mortgage Securities:
  Ser. 1998-2, Cl. 3B-2, 6.75%, 2013                       675,645         670,976
  Ser. 1998-2, Cl. 4B-2, 6.75%, 2027                       634,493         624,321
  Ser. 1998-11, Cl. 2B-2, 6.25%, 2013                      467,839         448,552
Residential Funding Mortgage Securities I:
  Ser. 1997-S6, Cl. B-1, 7%, 2012                          948,949         950,999
  Ser. 1997-S10, Cl. M-2, 7%, 2012                         767,097         767,826
  Ser. 1997-S11, Cl. M-2, 7%, 2012                         646,781         662,689
  Ser. 1997-S16, Cl. M-2, 6.75%, 2012                    1,083,180       1,077,417
  Ser. 1998-S1, Cl. M-2, 6.5%, 2013                        965,646         953,126

(PAGE)

                                                         Principal
BONDS AND NOTES (CONTINUED)                             Amount ($)        Value ($)
--------------------------------------------------------------------------------
Residential Mortgage Pass-Through Ctfs. (continued)
Residential Funding Mortgage Securities I (continued):
  Ser. 1998-S14, Cl. M-2, 6.5%, 2013                     1,500,348       1,476,200
  Ser. 1998-S16, Cl. M-1, 6.5%, 2013                       947,358         937,416
  Ser. 1998-S16, Cl. M-2, 6.5%, 2013                       338,405         331,532
Total Residential Mortgage Pass-Through Ctfs.                           48,404,887
U.S. Governments--4.9%
U.S. Treasury Inflation Protection Securities,
  3.5%, 1/15/2011                                       42,421,000 f    43,491,333
U.S. Treasury Notes,
  5.75%,11/15/2005                                       1,345,000       1,392,075
Total U.S. Governments                                                  44,883,408
U.S. Government Agencies--.7%
Tennessee Valley Authority,
  Valley Indexed Principal Securities,
  3.375%, 1/15/2007                                      6,205,000 f     6,733,381
Total Bonds and Notes
  (cost $1,351,077,569)                                              1,352,833,882
---------------------------------------------------------------------------------------------------------------------------


Short-Term Investments--.3%
---------------------------------------------------------------------------------------------------------------------------
U.S. Governments
U.S. Treasury Bills:
  6.05%, 5/31/2001                                         115,000 g       114,642
  4.05%, 7/19/2001                                       2,405,000 g     2,385,255
  4.92%, 7/26/2001                                         152,000 g       150,627
Total Short-Term Investments
  (cost $2,650,991)                                                2,650,524
---------------------------------------------------------------------------------------------------------------------------

Total Investments
  (cost $1,353,728,560)                                        147.2%1,355,484,406

Liabilities, Less Cash and Receivables                         (47.2%)(434,386,256)

Net Assets                                                     100.0%  921,098,150

a    Adjustable rate mortgage-interest rate subject to change periodically.
b    Purchased on a forward commitment basis.
c    Reflects notional face.
d    Securities exempt from  registration  under Rule 144A of the Securities Act of 1933.  These  securities  may be  resold  in  transactions  exempt  from registration,  normally to  qualified  institutional  buyers.  At April 30,
     2001, these securities amounted $29,730,855 or 3.2% of net assets.
e    Variable rate security-interest rate subject to change periodically.
f    Principal  amount for accrual  purposes is  periodically  adjusted based on changes  to the  Consumer  Price  Index.
g    Securities  held  by  broker  as  collateral  for  open  financial  futures positions.
h    Partially  held  by  broker  as  collateral  for  open  reverse  repurchase agreements. See notes to financial statements. The Fund

(PAGE)

STATEMENT OF FINANCIAL FUTURES

April 30, 2001
                                                                        Unrealized
                                       Market Value                   Appreciation
                                         Covered by                  (Depreciation)
                         Contracts     Contracts ($)    Expiration at 4/30/2001 ($)
---------------------------------------------------------------------------------------------------------------------------
Financial Futures Long
U.S. Treasury 20 year Bonds    402       40,388,438      June 2001       (1,055,938)

Financial Futures Short
U.S. Treasury 5 year Notes     465       48,418,125      June 2001          212,969
U.S. Treasury 10 year Notes   1081      112,187,531      June 2001        1,517,531
                                                                            674,562
See notes to financial statements.

(PAGE)

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
                                                                 Cost          Value
Assets ($):
Investments in securities--
  See Statement of Investments                          1,353,728,560  1,355,484,406
Cash                                                                       4,006,895
Receivable for investment securities sold                                 32,314,903
Interest receivable                                                        7,586,470
Receivable for shares of Common Stock subscribed                              66,469
Receivable for futures variation margin--Note 4(a)                           148,422
Paydowns receivable                                                            7,915
Prepaid expenses                                                              91,653
                                                                       1,399,707,133
---------------------------------------------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                837,065
Payable for investment securities purchased                              446,441,694
Payable for Reverse Repurchase Agreements--Note 5                         30,671,000
Payable for shares of Common Stock redeemed                                  228,637
Accrued expenses                                                             430,587
                                                                         478,608,983
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                           921,098,150
---------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets ($):

Paid-in capital                                                          996,036,569
Accumulated undistributed investment income--net                           7,468,641
Accumulated net realized gain (loss) on investments                      (84,837,468)
Accumulated net unrealized appreciation (depreciation)
  on investments (including $674,562 net unrealized
  appreciation on financial futures)--Note 4(b)                            2,430,408
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                           921,098,150
Shares Outstanding
(1.1 billion shares of $.001 par value Common Stock authorized)           63,572,386
Net Asset Value, offering and redemption price per share ($)                   14.49
See notes to financial statements.

                                                                            The Fund
(PAGE)

STATEMENT OF OPERATIONS
Year Ended April 30, 2001
--------------------------------------------------------------------------------
Investment Income ($):
Interest Income                                                           65,903,870
Expenses:
Management fee--Note 3(a)                                                  5,475,700
Shareholder servicing costs--Note 3(b)                                     2,253,236
Custodian fees--Note 3(b)                                                    177,514
Interest expense--Note 5                                                     135,609
Professional fees                                                             73,031
Prospectus and shareholders' reports--Note 3(b)                               62,957
Directors' fees and expenses--Note 3(c)                                       62,002
Registration fees                                                             26,411
Miscellaneous                                                                114,364
Total Expenses                                                             8,380,824
Investment Income--Net                                                    57,523,046
---------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                                   13,147,747
Net realized gain (loss) on financial futures                             (6,686,273)
Net Realized Gain (Loss)                                                   6,461,474
Net unrealized appreciation (depreciation) on investments
  (including $1,289,085 net unrealized appreciation on
  financial futures)                                                      32,473,333
Net  Realized  and  Unrealized  Gain  (Loss) on  Investments              38,934,807
Net Increase in Net Assets Resulting from Operations                      96,457,853

(PAGE)


See notes to financial statements.

(PAGE)

STATEMENT OF CHANGES IN NET ASSETS
                                                           Year Ended April 30,

                                                        2001                  2000
---------------------------------------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                             57,523,046            62,706,803
Net realized gain (loss) on investments            6,461,474           (19,130,997)
Net unrealized appreciation (depreciation)
  on investments                                  32,473,333           (27,168,893)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                       96,457,853            16,406,913
---------------------------------------------------------------------------------------------------------------------------
Net Equalization (Debits)-Note 1(e)                 (172,623)             (717,240)

Dividends to Shareholders from ($):
Investment income--net                            (57,791,134)          (62,737,407)
---------------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                     97,724,608           118,532,256
Dividends reinvested                              44,391,981            47,809,405
Cost of shares redeemed                         (170,481,827)         (276,671,801)
Increase (Decrease) in Net Assets from
  Capital Stock Transactions                     (28,365,238)         (110,330,140)
Total Increase (Decrease) in Net Assets           10,128,858          (157,377,874)
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                              910,969,292         1,068,347,166
End of Period                                    921,098,150           910,969,292
Undistributed investment income--net                7,468,641             7,909,352
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                        6,956,314             8,539,358
Shares issued for dividends reinvested             3,155,849             3,417,595
Shares redeemed                                  (12,137,765)          (19,858,760)
Net Increase (Decrease) in Shares Outstanding     (2,025,602)           (7,901,807)
See notes to financial statements.

                                                                       The Fund

(PAGE)


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased)  during  each  period,  assuming you had reinvested all dividends and distributions.  These  figures  have  been  derived  from  the  fund's financial statements.
                                                   Year Ended April 30,
                                       2001      2000      1999      1998       1997
---------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period     13.89     14.54     14.99     14.44      14.50
Investment Operations:
Investment income--net                     .90       .90       .92       .91        .92
Net realized and unrealized
  gain (loss) on investments               .60      (.65)     (.46)      .55       (.05)
Total from Investment Operations          1.50       .25       .46      1.46        .87
Distributions:
Dividends from investment income--net     (.90)     (.90)     (.91)     (.91)      (.93)
Net asset value, end of period           14.49     13.89     14.54     14.99      14.44
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                         11.22      1.75      3.17     10.38       6.17
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of operating expenses to
  average net assets                       .90       .92       .94       .96        .96
Ratio of interest expense and loan
  commitment fees to average net assets    .02        --       .25        --         --
Ratio of net investment income
  to average net assets                   6.30      6.40      6.19      6.16       6.38

Portfolio Turnover Rate                 458.09    420.18    206.15    342.71     323.99
---------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)  921,098   910,969 1,068,347 1,172,792  1,240,459

(PAGE)


See notes to financial statements.

(PAGE)

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures The Fun

(PAGE)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount on short-term investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $205,020 during the period ended April 30, 2001 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for the fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record

(PAGE)

cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective May 1, 2001, is to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.
On April 30, 2001, the Board of Directors declared a cash dividend of $.074 per share from undistributed investment income-net, payable on May 1, 2001 (ex-dividend date) to shareholders of record as of the close of business on April 30, 2001.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $81,538,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $58,671,000 of the carryover expires in fiscal 2003, $5,711,000 expires in fiscal 2005, $6,916,000 expires in fiscal 2007, $8,326,000 expires in fiscal 2008 and $1,914,000 expires in fiscal 2009.

                                                             The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) Equalization: The fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended April 30, 2001, pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be

(PAGE)

made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2001, the fund was charged $1,412,943 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $567,613 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $177,514 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2001, amounted to $5,686,431,675 and $5,539,238,716, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the under

                                                                      The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

lying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2001, are set forth in the Statement of Financial Futures.

(b) At April 30, 2001, accumulated net unrealized appreciation on investments and financial futures was $2,430,408, consisting of $19,977,315 gross unrealized appreciation and $17,546,907 gross unrealized depreciation.
At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended April 30, 2001 was approximately $2,326,000, with a related weighted average annualized interest rate of 5.83%.

(PAGE)

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus GNMA Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of April 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
New York, New York
June 19, 2001
                                                             The Fund


(PAGE)

NOTES

(PAGE)

                                                           For More Information
                        Dreyfus
                        GNMA Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166


                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL

Send your request to
info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  265AR0401


(PAGE)